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                                                                    EXHIBIT 99.1

[ONYX LOGO]


Sep 18, 00

Onyx Software, Softbank Investment and Prime Invest to Create Onyx Japan

Companies Unite to Introduce Pure Web-based Solution to Japanese Market

Tokyo - Onyx Software (Nasdaq: ONXS), Softbank Investment and Prime Systems Corporation today announced they are investing to create Onyx Japan to bring Onyx Software's award-winning e-business and relationship management solutions to the Japanese market. The creation of Onyx Japan was announced at a joint press conference today in Tokyo led by Onyx Software President and CEO Brent Frei, Softbank Finance President Yoshitaka Kitao, and President and founder of Prime, Hitoshi Nagata, and attended by more than 200 journalists and business partners.

Onyx Japan, which is majority owned and controlled by Onyx Software, was structured as a Japanese venture in order to have the flexibility to take advantage of local investments and Japanese stock market opportunities as well as for business reasons.

"We are creating a Japanese company to serve the Japanese market," said Onyx Software president and CEO Brent Frei. "Onyx Japan demonstrates our commitment to provide unparalleled service and solutions to Japanese businesses and reflects our belief in the potential of this market. The widespread recognition, local expertise, marketing, technical capabilities and support resources that Softbank Investment and Prime contribute will position the operation to take advantage of Japan's rapidly growing customer relationship management and e-business markets."

"Softbank Investment group's investment in Onyx reflects our confidence in Internet-centric technology, customer satisfaction focus, and timing of Onyx solutions in the Japanese market," said Softbank Finance President Yoshitaka Kitao. "Customer relationship management (CRM) is being discussed in every board room in Japan today. Onyx provides a compelling Web-based offering that can be deployed by large businesses or through an Application Service Provider (ASP) with equal success."

Onyx Software first established a presence in Asia/Pacific with full-service operations in Singapore and Australia in 1997 and entered Hong Kong and Malaysia in 1999. Gartner Group projects Asia/Pacific, which includes Japan, to realize the fastest growth in CRM systems of any region through 2004, in an industry projected to be $20 billion. Of that, CRM delivered through an ASP model is expected to be the fastest-growing segment in Japan. According to Nikkei, the revenue from CRM software application purchases in Japan grew over 140% in 1999.

"Customer relationship management has become one of the most important business initiatives for Japanese companies within the past 12 months and will continue to be for the foreseeable future," said Hitoshi Nagata, President and founder of Prime. "Onyx Software offers a compelling customer centric e-business solution for Japanese companies consistent with our
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cultural bias toward superior customer service. We will bring our expertise in large system integration like SAP, front office and back office solutions, custom Internet software development and enterprise software to Onyx Japan helping to ensure the venture will be successful in the Japanese market."

Onyx Japan will initially target customers in the financial services, high tech, telecommunications, manufacturing and services sectors. It will sell and support Onyx implementations through direct, indirect and hosting/ASP channels. Hitoshi Nagata of Prime Systems has been named president of Onyx Japan.

"We believe that we have the winning combination of strong Japanese partners, the right product suite and the commitment to ensure that we become a leader in the Japanese market," said Howard Hawk, Onyx Software vice president of Asian operations and chairman of Onyx Japan. "In addition to our strong local Japanese partners, the establishment of a full-service Japanese office, including sales, marketing, customer support and R&D, differentiates us from other enterprise software companies in Japan who have typically entered the market with only a field sales office. We are very optimistic about establishing Onyx Japan as a leader in delivering e-business solutions, including offering mobile options that fit with Japan's leadership position in the wireless technology arena. Our enthusiasm for our entry into Japan is reinforced by the initial capital investment of all three parties and planned growth of the Japanese operations."

About Onyx Software Corporation
Onyx Software Corporation (NASDAQ: ONXS) is a global supplier of enterprise-wide, customer-centric e-business applications. Onyx Software's software connects and powers a company's entire e-business world, including customer, partner, sales, marketing, service and call center functions. Onyx's award-winning products are known for flexibility, reliability and quick deployment, resulting in high return on investment, low total cost of ownership and industry-leading customer satisfaction. Onyx supports large, medium and small companies, including Agile Software, American Express, BroadWing, Cognos, CommerceOne, Credit Suisse, DBS Bank, Dreyfus, Ericsson, FirstWorld Communications, International SOS, NTL Group, Singapore Cable Vision and Telstra. For more information email info@onyx.com or download our annual report and 10K at www.onyx.com/annualreport.

About Softbank Investment
The venture capital fund of Softbank Investment is part of Softbank group. The main company of this group is SOFTBANK (www.softbank.com), which has emerged as one of the world's leading Internet market forces. Through its ownership positions in more than 300 Internet companies and its unique Internet management concept, it is able to create market synergies for its family of companies on a global scale. In Japan its activities encompass distribution, publishing, Internet media platforms, a broad range of e-commerce businesses, and joint ventures with companies including Microsoft, Cisco, Yahoo!, the National Association of Security Dealers, and many other market leaders. In the U.S., SOFTBANK is the largest shareholder in leading Internet companies including Yahoo!, E*TRADE and ZDNet, in Europe has established Internet joint ventures with News Corp. and Vivendi, and is helping build Internet companies in Latin America, Australia, New Zealand, India, China and Korea.

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About Prime
Since its establishment in 1991, Prime Systems Corporation has developed and provided systems for large enterprise. The fast growing company provides full services in front and back office implementation, business process consulting, development, sales and marketing. As of Aug 2000, Prime Group has 600 employees all over Japan, with the sales of $100 million.

Contact:
Heather Knox                            Stacy Hendricks
Public Relations Director               Public Relations Manager
Onyx Software                           Onyx Software
(425) 519-9225                          (425) 519-9253

Mark Lamb                               Ken Ogata
Investors                               +81-3-5606-2705
Onyx Software
(425) 519-4034

Certain statements in this press release, including statements concerning Onyx Software's plans, intentions and expectations, are "forward-looking statements." Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. The words "believe," "expect," "intend," "anticipate," variations of such words and similar expressions identify forward-looking statements, but their absence does not mean the statement is not forward-looking. These statements are not guaranties of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could affect Onyx's actual results include, but are not limited to, "Important Factors That May Affect Our Business, Our Results of Operations and Our Stock Price" described in our Securities and Exchange Commission filings, including our annual report on form 10K for the year ending December 31, 2000 and our quarterly reports on form 10Q. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Onyx undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release, or to reflect the occurrence of unanticipated events.

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